Commitments and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 15.   Commitments and Contingencies

Legal

In the ordinary course of its business, the Company becomes involved in various legal proceedings involving a variety of matters. The Company does not believe there are any pending legal proceedings that will have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties. The Companies expenses legal fees in the period in which they are incurred.

Turoff Matter

On November 15, 2019, Erin Turoff filed suit against the Company and Mr. Terry Buffalo, our chief executive officer and director, and Mr. Ellis Smith our chief development officer and director, in Denver County District Court. The complaint seeks a declaratory judgement and damages related to Ms. Turoff’s allegation that she was misclassified as an independent contractor while working for the Company. Ms. Turoff alleges she is owed unpaid overtime, liquidated damages, wages, and other compensatory damages for her misclassification and alleged wrongful terminations. Ms. Turoff’s suit against Mr. Buffalo and Mr. Smith alleges that each are the alter ego of the Company and are therefore jointly and severally liable. All parties have appeared in the case and the case is currently in the discovery. At this time, there is no reasonable basis from which a determination or estimate may be made concerning any contingent liability related to this lawsuit.